Exhibit 99.1
GameStop Discloses Second Quarter 2024 Results
GRAPEVINE, Texas, September 10, 2024 (GLOBE NEWSWIRE)—GameStop Corp. (NYSE: GME) (“GameStop” or the “Company”) today released financial results for the second quarter ended August 3, 2024. The Company’s condensed and consolidated financial statements, including GAAP and non-GAAP results, are below. The Company’s Form 10-Q and supplemental information can be found at https://investor.gamestop.com.
SECOND QUARTER OVERVIEW
•Net sales were $0.798 billion for the second quarter, compared to $1.164 billion in the prior year's second quarter.
•Selling, general and administrative (“SG&A") expenses were $270.8 million, or 33.9% of net sales for the second quarter, compared to $322.5 million, or 27.7% of net sales, in the prior year's second quarter.
•Net income was $14.8 million for the second quarter, compared to a net loss of $2.8 million for the prior year’s second quarter.
•Cash, cash equivalents and marketable securities were $4.204 billion at the close of the quarter.

The Company will not be holding a conference call today. Stockholders can review the Company’s Form 10-Q.

NON-GAAP MEASURES AND OTHER METRICS
As a supplement to the Company’s financial results presented in accordance with U.S. generally accepted accounting principles ("GAAP"), GameStop may use certain non-GAAP measures, such as adjusted SG&A expenses, adjusted operating loss, adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA and free cash flow. The Company believes these non-GAAP financial measures provide useful information to investors in evaluating the Company’s core operating performance. Adjusted SG&A expenses, adjusted operating loss, adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA exclude the effect of items such as certain transformation costs, asset impairments, severance, as well as divestiture costs. Free cash flow excludes capital expenditures otherwise included in net cash flows (used in) provided by operating activities. The Company’s definition and calculation of non-GAAP financial measures may differ from that of other companies. Non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, the Company’s financial results prepared in accordance with GAAP. Certain of the items that may be excluded or included in non-GAAP financial measures may be significant items that could impact the Company’s financial position, results of operations or cash flows and should therefore be considered in assessing the Company’s actual and future financial condition and performance.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS - SAFE HARBOR
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, strategic and transformation initiatives, future operations, margins, profitability, sales growth, capital expenditures, liquidity, capital resources, expansion of technology expertise, and other financial and operating information, including expectations as to future operating profit improvement. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions, outcomes and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual developments, business decisions, outcomes and results to differ materially from those reflected or described in the forward-looking statements: economic, social, and political conditions in the markets in which we operate; the competitive nature of the Company’s industry; the cyclicality of the video game industry; the Company’s dependence on the timely delivery of new and innovative products from its vendors; the impact of technological advances in the video game industry and related changes in consumer behavior on the Company’s sales; interruptions to the Company’s supply chain or the supply chain of our suppliers; the Company’s dependence on sales during the holiday selling season; the Company’s ability to obtain favorable terms from its current and future suppliers and service providers; the Company’s ability to anticipate, identify and react to trends in pop culture with regard to its sales of collectibles; the Company’s ability to maintain strong retail and ecommerce experiences for its customers; the Company’s ability to keep pace with changing industry technology and consumer preferences; the Company’s ability to manage its profitability and cost reduction initiatives; turnover in senior management or the Company’s ability to attract and retain qualified personnel; potential damage to the Company’s reputation or customers' perception of the Company; the Company’s ability to maintain the security or privacy of its customer, associate or Company information; occurrence of weather events, natural disasters, public health crises and other unexpected events; risks associated with inventory shrinkage; potential failure or inadequacy of the Company's computerized systems; the ability of the Company’s third party delivery services to deliver products to the Company’s retail locations, fulfillment centers and consumers and changes in the terms the Company has with such service providers; the ability and willingness of the Company’s vendors to provide marketing and merchandising support at historical or anticipated levels; restrictions on the Company’s ability to purchase and sell pre-owned products; the Company’s ability to renew or enter into new leases on favorable terms; unfavorable changes in the Company’s global tax rate; legislative actions; the Company’s ability to comply with federal, state, local and international laws and regulations and statutes; potential future litigation and other legal proceedings; the value of the Company’s securities holdings; concentration of the Company’s investment portfolio into one or few holdings; the recognition of losses in a particular security even if the Company has not sold the security; volatility in the Company’s stock price, including volatility due to potential short squeezes; continued high degrees of media coverage by third parties; the availability and future sales of substantial amounts of the Company’s Class A common stock; fluctuations in the Company’s results of operations from quarter to quarter; the Company’s ability to incur additional debt; risks associated with the Company’s investment in marketable, nonmarketable and interest-bearing securities, including the impact of such investments on Company’s financial results; and the Company’s ability to maintain effective control over financial reporting. Additional factors that could cause results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's most recent Annual Report on Form 10-K and other filings made from time to time with the SEC and available at www.sec.gov or on the Company’s investor relations website (https://investor.gamestop.com). Forward-looking statements contained in this press release speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

GameStop Corp.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	13 Weeks ended August 3, 2024	13 Weeks ended July 29, 2023
Net sales	798.3	1,163.8
Cost of sales	549.5	857.9
Gross profit	248.8	305.9
Selling, general and administrative expenses	270.8	322.5
Operating loss	(22.0)	(16.6)
Interest income, net	(39.5)	(11.6)
Other income, net	—	(2.0)
Earnings (loss) before income taxes	17.5	(3.0)
Income tax expense (benefit)	2.7	(0.2)
Net income (loss)	$14.8	$(2.8)

Net income (loss) per share:
Basic Income (loss) per share	$0.04	$(0.01)
Diluted income (loss) per share	$0.04	$(0.01)

Weighted-average common shares outstanding:
Basic	386.4	304.8
Diluted	387.2	304.8

Percentage of Net Sales:

Net sales	100.0%	100.0%
Cost of sales	68.8	73.7
Gross profit	31.2	26.3
Selling, general and administrative expenses	33.9	27.7
Asset Impairments	—	—
Operating loss	(2.8)	(1.4)
Interest income, net	(4.9)	(1.0)
Other income, net	—	(0.2)
Earnings (loss) before income taxes	2.2	(0.3)
Income tax expense (benefit)	0.3	—
Net income (loss)	1.9%	(0.2)%

GameStop Corp.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	26 Weeks ended August 3, 2024	26 Weeks ended July 29, 2023
Net sales	1,680.1	2,400.9
Cost of sales	1,186.8	1,807.7
Gross profit	493.3	593.2
Selling, general and administrative expenses	565.9	668.2
Operating loss	(72.6)	(75.0)
Interest income, net	(54.4)	(21.3)
Other income, net	—	(0.1)
Loss before income taxes	(18.2)	(53.6)
Income tax benefit	(0.7)	(0.3)
Net loss	$(17.5)	$(53.3)

Loss per share:
Basic loss per share	$(0.05)	$(0.17)
Diluted loss per share	$(0.05)	$(0.17)

Weighted-average common shares outstanding:
Basic	346.2	304.7
Diluted	346.2	304.7

Percentage of Net Sales:

Net sales	100.0%	100.0%
Cost of sales	70.6	75.3
Gross profit	29.4	24.7
Selling, general and administrative expenses	33.7	27.8
Asset Impairments	—	—
Operating loss	(4.3)	(3.1)
Interest income, net	(3.2)	(0.9)
Loss before income taxes	(1.1)	(2.2)
Income tax expense (benefit)	—	—
Net loss	(1.1)%	(2.2)%

GameStop Corp.
Condensed Consolidated Balance Sheets
(in millions)
(unaudited)

	August 3, 2024	July 29, 2023
ASSETS:
Current assets:
Cash and cash equivalents	$4,193.1	$894.7
Marketable securities	11.1	300.0
Receivables, net of allowance of $4.4 and $2.2, respectively	59.7	75.6
Merchandise inventories, net	560.0	676.9
Prepaid expenses and other current assets	60.0	58.0
Total current assets	4,883.9	2,005.2
Property and equipment, net of accumulated depreciation of $846.0 and $983.0, respectively	78.9	119.3
Operating lease right-of-use assets	490.9	583.0
Deferred income taxes	17.5	17.6
Other noncurrent assets	65.1	78.6
Total assets	$5,536.3	$2,803.7

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$220.5	$378.0
Accrued liabilities and other current liabilities	377.8	487.5
Current portion of operating lease liabilities	174.2	194.9
Current portion of long-term debt	11.0	11.0
Total current liabilities	783.5	1,071.4
Long-term debt, net	12.4	23.6
Operating lease liabilities	335.9	405.7
Other long-term liabilities	21.1	35.8
Total liabilities	1,152.9	1,536.5
Total stockholders’ equity	4,383.4	1,267.2
Total liabilities and stockholders’ equity	$5,536.3	$2,803.7

GameStop Corp.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	13 Weeks ended August 3, 2024	13 Weeks ended July 29, 2023
Cash flows from operating activities:
Net profit/(loss)	$14.8	$(2.8)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization	7.6	12.6
Stock-based compensation expense, net	5.4	(0.3)
Gain on disposal of property and equipment, net	(2.6)	—
Other, net	1.1	(3.1)
Changes in operating assets and liabilities:
Receivables, net	0.5	43.4
Merchandise inventories, net	115.9	83.5
Prepaid expenses and other current assets	(10.6)	8.0
Prepaid income taxes and income taxes payable	1.7	(1.1)
Accounts payable and accrued liabilities	(55.9)	(245.1)
Operating lease right-of-use assets and liabilities	(0.6)	(2.8)
Changes in other long-term liabilities	(8.7)	(1.4)
Net cash flows provided by (used in) operating activities	68.6	(109.1)
Cash flows from investing activities:
Proceeds from sale of property and equipment	9.8	—
Proceeds from sale of digital assets	—	1.5
Purchases of marketable securities	—	(102.0)
Proceeds from the maturities and sales of marketable securities	72.0	58.3
Capital expenditures	(3.1)	(10.1)
Other	(0.3)	0.1
Net cash flows provided by (used in) investing activities	78.4	(52.2)
Cash flows from financing activities:
Repayments of debt	(2.8)	(2.7)
Proceeds from issuance of shares in at-the-market (ATM) offering, net of costs	3,055.7	—
Net cash flows provided by (used in) financing activities	3,052.9	(2.7)
Exchange rate effect on cash, cash equivalents and restricted cash	(0.4)	(0.6)
Increase (decrease) in cash, cash equivalents, and restricted cash	3,199.5	(164.6)
Cash, cash equivalents and restricted cash at beginning of period	1,017.5	1,079.8
Cash, cash equivalents and restricted cash at end of period	$4,217.0	$915.2

GameStop Corp.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	26 Weeks ended August 3, 2024	26 Weeks ended July 29, 2023
Cash flows from operating activities:
Net loss	$(17.5)	$(53.3)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization	24.4	26.3
Stock-based compensation expense, net	6.0	7.6
(Gain) loss on disposal of property and equipment, net	(2.3)	0.6
Other, net	0.5	(2.9)
Changes in operating assets and liabilities:
Receivables, net	33.9	79.0
Merchandise inventories, net	72.7	0.4
Prepaid expenses and other current assets	(2.1)	4.0
Prepaid income taxes and income taxes payable	(3.4)	(1.3)
Accounts payable and accrued liabilities	(143.7)	(267.4)
Operating lease right-of-use assets and liabilities	0.5	(3.4)
Changes in other long-term liabilities	(10.2)	(1.4)
Net cash flows used in operating activities	(41.2)	(211.8)
Cash flows from investing activities:
Proceeds from sale of property and equipment	9.8	—
Proceeds from sale of digital assets	—	2.8
Purchases of marketable securities	(7.5)	(313.0)
Proceeds from the maturities and sales of marketable securities	273.9	270.5
Capital expenditures	(8.0)	(19.2)
Net cash flows provided by (used in) investing activities	268.2	(58.9)
Cash flows from financing activities:
Settlements of stock-based awards	—	(0.1)
Repayments of debt	(5.5)	(5.4)
Proceeds from issuance of shares in at-the-market (ATM) offering, net of costs	3,055.7	—
Net cash flows provided by (used in) financing activities	3,050.2	(5.5)
Exchange rate effect on cash, cash equivalents and restricted cash	0.9	(4.6)
Increase (decrease) in cash, cash equivalents and restricted cash	3,278.1	(280.8)
Cash, cash equivalents and restricted cash at beginning of period	938.9	1,196.0
Cash, cash equivalents and restricted cash at end of period	$4,217.0	$915.2

Schedule I
Sales Mix
(in millions)
(unaudited)

	13 Weeks ended August 3, 2024		13 Weeks ended July 29, 2023

	Net	Percent	Net	Percent
Net Sales:	Sales	of Total	Sales	of Total

Hardware and accessories (1)	$451.2	56.5%	$597.0	51.3%
Software (2)	207.7	26.0	397.0	34.1
Collectibles	139.4	17.5	169.8	14.6

Total	$798.3	100.0%	$1,163.8	100.0%

	26 Weeks ended August 3, 2024		26 Weeks ended July 29, 2023

	Net	Percent	Net	Percent
Net Sales:	Sales	of Total	Sales	of Total

Hardware and accessories (1)	$956.5	56.9%	$1,322.8	55.1%
Software (2)	447.4	26.6	735.4	30.6
Collectibles	276.2	16.5	342.7	14.3

Total	$1,680.1	100.0%	$2,400.9	100.0%

(1) Includes sales of new and pre-owned hardware, accessories, hardware bundles in which hardware and digital or physical software are sold together in a single SKU, interactive game figures, strategy guides, mobile and consumer electronics.

(2) Includes sales of new and pre-owned video game software, digital software and PC entertainment software.

GameStop Corp.
Schedule II
(in millions, except per share data)
(unaudited)
Non-GAAP results
The following tables reconcile the Company's selling, general and administrative expenses ("SG&A expense"), operating loss, net income (loss) and net income (loss) per share as presented in its unaudited consolidated statements of operations and prepared in accordance with U.S. generally accepted accounting principles ("GAAP") to its adjusted SG&A expense, adjusted operating loss, adjusted net income (loss), adjusted EBITDA and adjusted net income (loss) per share. The diluted weighted-average shares outstanding used to calculate adjusted earnings per share may differ from GAAP weighted-average shares outstanding. Under GAAP, basic and diluted weighted-average shares outstanding are the same in periods where there is a net loss. The reconciliations below are from continuing operations only.

	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
	August 3, 2024	July 29, 2023	August 3, 2024	July 29, 2023
Adjusted SG&A expense
SG&A expense	$270.8	$322.5	$565.9	$668.2
Transformation costs(1)	9.6	4.1	13.9	(3.1)
Adjusted SG&A expense	$280.4	$326.6	$579.8	$665.1

Adjusted Operating Loss
Operating loss	$(22.0)	$(16.6)	$(72.6)	$(75.0)
Transformation costs(1)	(9.6)	(4.1)	(13.9)	3.1
Adjusted operating loss	$(31.6)	$(20.7)	$(86.5)	$(71.9)

Adjusted Net Income (loss)
Net Income (loss)	$14.8	$(2.8)	$(17.5)	$(53.3)
Transformation costs(1)	(9.6)	(4.1)	(13.9)	3.1
Divestitures and other	—	(2.1)	—	(1.1)
Adjusted net income (loss)	$5.2	$(9.0)	$(31.4)	$(51.3)

Adjusted net income (loss) per share
Basic	$0.01	$(0.03)	$(0.09)	$(0.17)
Diluted	0.01	(0.03)	(0.09)	(0.17)

Number of shares used in adjusted calculation
Basic	386.4	304.8	346.2	304.7
Diluted	387.3	304.8	346.2	304.7

(1) Transformation costs include severance, stock-based compensation forfeitures related to workforce optimization efforts and departures of key personnel, adjustments to reserves for expenses for consultants and advisors related to transformation initiatives, and other costs in connection with the transformation initiatives.

	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
	August 3, 2024	July 29, 2023	August 3, 2024	July 29, 2023
Reconciliation of Net Income (loss) to Adjusted EBITDA
Net income (loss)	$14.8	$(2.8)	$(17.5)	$(53.3)
Interest income, net	(39.5)	(11.6)	(54.3)	(21.3)
Depreciation and amortization	7.6	12.6	24.4	26.3
Income tax expense (benefit)	2.7	(0.2)	(0.7)	(0.3)
EBITDA	$(14.4)	$(2.0)	$(48.1)	$(48.7)
Stock-based compensation	6.0	9.2	12.9	18.2
Transformation costs(1)	(9.6)	(4.1)	(13.9)	3.1
Divestitures and other	—	(2.1)	—	(1.1)
Adjusted EBITDA	$(18.0)	$1.0	$(49.1)	$(28.5)

(1) Transformation costs include severance, stock-based compensation forfeitures related to workforce optimization efforts and departures of key personnel, adjustments to reserves for expenses for consultants and advisors related to transformation initiatives, and other costs in connection with the transformation initiatives.

GameStop Corp.
Schedule III
(in millions)
(unaudited)

Non-GAAP results
The following table reconciles the Company's cash flows provided by (used in) operating activities as presented in its unaudited Consolidated Statements of Cash Flows and prepared in accordance with GAAP to its free cash flow. Free cash flow is considered a non-GAAP financial measure. Management believes, however, that free cash flow, which measures our ability to generate additional cash from our business operations, is an important financial measure for use by investors in evaluating the company’s financial performance.

	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
	August 3, 2024	July 29, 2023	August 3, 2024	July 29, 2023
Net cash flows provided by (used in) operating activities	$68.6	$(109.1)	$(41.2)	$(211.8)
Capital expenditures	(3.1)	(10.1)	(8.0)	(19.2)
Free cash flow	$65.5	$(119.2)	$(49.2)	$(231.0)
Non-GAAP Measures and Other Metrics
Adjusted EBITDA, adjusted SG&A expense, adjusted operating loss, adjusted net income (loss) and adjusted net income (loss) per share are supplemental financial measures of the Company’s performance that are not required by, or presented in accordance with, GAAP. We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. We define adjusted EBITDA as net income (loss) before income taxes, plus interest income, net and depreciation and amortization, excluding stock-based compensation, certain transformation costs, business divestitures, asset impairments, severance and other non-cash charges. Net income (loss) is the GAAP financial measure most directly comparable to adjusted EBITDA. Our non-GAAP financial measures should not be considered as an alternative to the most directly comparable GAAP financial measure. Furthermore, non-GAAP financial measures have limitations as an analytical tool because they exclude some but not all items that affect the most directly comparable GAAP financial measures. Some of these limitations include:
•certain items excluded from adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure;
•adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
•adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for such replacements; and
•our computations of adjusted EBITDA may not be comparable to other similarly titled measures of other companies.
We compensate for the limitations of adjusted EBITDA, adjusted SG&A expense, adjusted operating loss, adjusted net income (loss) and adjusted net income (loss) per share as analytical tools by reviewing the comparable GAAP financial measure, understanding the differences between the GAAP and non-GAAP financial measures and incorporating these data points into our decision-making process. Adjusted EBITDA, adjusted SG&A expense, adjusted operating loss, adjusted net income (loss) and adjusted net income (loss) per share are provided in addition to, and not as an alternative to, the Company’s financial results prepared in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Because adjusted EBITDA, adjusted SG&A expense, adjusted operating loss, adjusted net income (loss) and adjusted net income (loss) per share may be defined and determined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
Contact
GameStop Investor Relations
817-424-2001
ir@gamestop.com